AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 2000
-------------------------------------------------------------------------

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  January 24, 2000


                       DSP GROUP, INC.
   (Exact Name of Registrant as Specified in Its Charter)


                         DELAWARE
      (State or Other Jurisdiction of Incorporation)

        0-23006                                94-2683643
(Commission File Number)          (I.R.S. Employer Identification No.)

3120 SCOTT BOULEVARD, SANTA CLARA, CA            95054
(Address of Principal Executive Offices)      (Zip Code)


                      408/986-4300
  (Registrant's Telephone Number, Including Area Code)




                    With a copy to:
                 Bruce Alan Mann, Esq.
                Morrison & Foerster LLP
                  425 Market Street
                San Francisco, CA 94105

-------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

         The press release of DSP Group, Inc., dated January 24, 2000, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference. The press release announced DSP Group's (i) financial results for the fourth quarter ended December 31, 1999 and (ii) approval of a two-for-one stock split in the form of a dividend. The dividend will be payable on March 1, 2000 to stockholders of record as of February 16, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.  Exhibits


Exhibit No.          Description
----------           -----------

99.1                 Press release of DSP Group, Inc., dated January 24, 2000.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DSP GROUP, INC.

Date:  February 3, 2000               By:  /s/ MOSHE ZELNIK
                                           ----------------
                                           Moshe Zelnik
                                           Vice President, Finance,
                                           Chief Financial Officer
                                           and Secretary





                                            3